UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2010

XERIUM TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32498	42-1558674
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8537 Six Forks Road, Suite 300, Raleigh, North Carolina 27615

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (919) 526-1400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

The information contained in this report, together with the exhibit attached hereto, under item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On November 4, 2010, Xerium Technologies, Inc. issued a press release reporting financial results for the quarter ended September 30, 2010 and announcing that Xerium Technologies, Inc. would conduct a conference call on November 5, 2010 to discuss its financial results for such period. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. The Company intends to discuss the presentation furnished as Exhibit 99.2 to this Form 8-K on the conference call. Additionally, reconciliations of non-GAAP financial measures that appear in the presentation are furnished as Exhibit 99.3 to this Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Xerium Technologies, Inc. was held on October 29, 2010. All director nominees were elected and the votes cast with respect to such elections are as follows:

Director	Votes Received	Votes Withheld
Stephen R. Light	9,607,946	397,642
Ambassador April H. Foley	9,781,884	223,724
Jay J. Gurandiano	9,587,390	436,198
John F. McGovern	9,782,291	223,297
Edward Paquette	9,586,479	439,109
Marc Saiontz	9,782,373	223,215
James F. Wilson	9,782,309	223,279

Additionally, the following matter was voted upon at the meeting and the votes cast with respect to such matter are as follows:

	Votes Cast
	For	Against	Abstain	Broker Non-Votes

Ratification of appointment of independent registered public accounting firm for 2010	11,348,128	5,497	869	—

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Xerium Technologies, Inc. dated November 4, 2010 relating to financial results for the quarter ended September 30, 2010.

99.2	Supplemental presentation of selected data for Xerium Technologies, Inc. earnings call on November 5, 2010.

99.3	Supplemental reconciliations of non-GAAP information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XERIUM TECHNOLOGIES, INC.

Date: November 4, 2010	By:	/S/ BRIAN J. FOX
	Name:	Brian J. Fox
	Title:	Interim Chief Financial Officer and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Xerium Technologies, Inc. dated November 4, 2010 relating to financial results for the quarter ended September 30, 2010.

99.2	Presentation relating to supplemental selected data for Xerium Technologies, Inc. earnings call on November 5, 2010.

99.3	Supplemental reconciliations of non-GAAP information.